RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
8.	RELATED PARTY TRANSACTIONS

Aircraft Services

We have an oral month-to-month agreement with Charlie Brown Air Corp. (“Charlie Brown”), a New York corporation owned by Lance T. Shaner, our Chairman, regarding the use of one airplane owned or managed on our behalf by Charlie Brown. Under our agreement with Charlie Brown, we pay a monthly fee for the right to use the airplanes equal to our percentage (based upon the total number of hours of use of the airplanes by us) of the monthly fixed costs for the airplanes, plus a variable per hour flight rate that ranges from $700 to $1,560 per hour. For the years ended December 31, 2015 and 2014, we paid Charlie Brown $0.1 million and $0.1 million, respectively, for the use of the aircrafts, including the variable per hour cost in addition to pilot fees, maintenance, hangar rental and other miscellaneous expenses. For the year ended December 31, 2013, the amounts paid to Charlie Brown were negligible.

We own a 50% membership interest in Charlie Brown Air II, LLC (“Charlie Brown II”). Shaner Hotel Group Limited Partnership, a Delaware limited partnership controlled by Mr. Lance T. Shaner (“Shaner Hotel”), in Charlie Brown II, which owns and operates an Eclipse 500 aircraft.

Charlie Brown II has a loan from Graystone Bank to purchase the aircraft that was originally $1.5 million at its inception in June 2007. The loan matures on June 21, 2017 and bears interest at a rate of LIBOR plus 2.5%. The loan required payments of interest only for the first three months of the loan. Thereafter, Charlie Brown II has been required to make monthly payments of principal and interest utilizing an amortization period of 180 months. The company and Shaner Hotel each guarantee up to fifty percent, or $0.8 million, of the principal balance of the loan. The balance of this loan as of December 31, 2015 and 2014 was approximately $1.0 million and $1.1 million, respectively. For the years ended December 31, 2015, 2014 and 2013, we paid Charlie Brown II approximately $0.3 million, $0.2 million and $0.2 million, respectively, for loan interest, services rendered and retainer fees.

The business affairs of Charlie Brown Air II, LLC are managed by two members, appointed by each of its two owners. We have designated Thomas C. Stabley, our President and Chief Executive Officer, as the manager representing our membership interest. Actions of the company must be approved by a majority of the interest percentages of the managers. Each manager votes in matters before the company in accordance with the membership interest percentage of the member that appointed the manager. Certain events, such as the sale by a member of its interest, the merger or consolidation of the company, the filing of bankruptcy, or the sale of the airplane owned by Charlie Brown Air II, LLC, require the written consent of both managers. The consent of managers is also required before the company may change or terminate the management agreement with Charlie Brown, incur any indebtedness, sell substantially all of the company’s assets or sell the airplane owned by the company. In the event that the members are unable to unanimously agree upon any of these matters within 10 days of the proposal of any such matter, an “impasse” may be declared, and the airplane will be sold by the company.

As of December 31, 2015, there were negligible amounts due to or from us to any Shaner affiliated entities.

Office Rental

On June 27, 2012, we entered into an office lease agreement with Shaner Office Holdings, L.P., a limited partnership controlled by Lance T. Shaner. The office lease, which replaced our former headquarters office lease in State College, Pennsylvania, calls for monthly rental payments in the amount of $35,000 which began on April 1, 2013 and ends on December 31, 2017, with an annual Consumer Price Index (“CPI”) adjustment. The annual CPI adjustment is capped at 2.5%. The term of the lease may be extended for up to three five-year extensions or the property may be purchased outright by our exercise of a purchase option at the end of the initial five-year lease term. For the year 2015, we paid Shaner Office Holdings, L.P. approximately $0.5 million in office rental payments and utilities. We account for this lease as an operating lease, subsequently recording the rental payments as General and Administrative Expense on our Consolidated Statements of Operations. During the third quarter of 2013, we purchased a parcel of land adjacent to our headquarters office location from Shaner Office Holdings, L.P. for approximately $0.6 million.

RW Gathering, LLC

We own a 40% interest in RW Gathering which owns gas-gathering assets to facilitate the development of our joint operations with WPX and Sumitomo (see Note 5, Equity Method Investments, to our Consolidated Financial Statements). We incurred approximately $0.7 million, $0.7 million and $0.8 million for the years ended December 31, 2015, 2014 and 2013, respectively, in compression expenses that were charged to us from Williams Appalachia, LLC. These costs are in relation to compression costs incurred by RW Gathering and are recorded as Production and Lease Operating Expense on our Consolidated Statement of Operations. As of December 31, 2015, 2014 and 2013, there were no receivables or payables in relation to RW Gathering due to or from us.

Water Solutions

We incurred approximately $6.1 million, $20.1 million and $10.7 million in gross water transfer and equipment rental expenses that were charged to us from Water Solutions during 2015 (through the date of sale in July 2015), 2014 and 2013, respectively. Of the amounts incurred, we eliminated approximately $4.7 million, $16.2 million and $8.8 million in consolidation for the years 2015, 2014 and 2013, respectively. As of December 31, 2015 we had no payables due to sale of our interest in Water Solutions during third quarter 2015 as compared to approximately $1.3 million as of December 31, 2014, owed to Water Solutions for work performed during the periods. As of December 31, 2015 and 2014, we classified the operations of Water Solutions as Discontinued Operations. See note 4, Discontinued Operations/Assets Held for Sale, of our Consolidated Financial Statements for additional information.